Exhibit 99.1

We Build Advanced, Affordable and Accessible Surgical Robotic Solutions SS Innovations International, Inc. Company Presentation June 2025 Nasdaq: SSII

Forward - Looking Statements This Presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended and Section 21 E of the Securities Exchange Act of 1934 , as amended . These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by our forward - looking statements . Examples of forward - looking statements include projected financial information, statements of our plans and objectives for future operations and statements concerning proposed new products and services . In some cases, you can identify forward - looking statements by the use of terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” and other comparable terminology . Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee future results, performance or achievements . Actual events or results may differ materially . We undertake no obligation to update any of the forward - looking statements after the date of this Presentation to conform them to actual results . Please refer to the risk factors described in the "Risk Factors" section and other sections included in the Company's Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and other filings with the SEC . No Offering of Securities No offer is made by this Presentation to invest in the Company or to purchase any of its securities . Any offer to make such an investment or purchase and such investment or purchase will be made only pursuant to definitive offering documentation furnished by the Company . 2 © 2025 SS INNOVATIONS INTERNATIONAL, INC. Forward - Looking Statements

Snapshot of SS Innovations • We develop innovative, differentiated surgical robotic technologies, highlighted by our: • proprietary, gold - standard surgical robotic system, “SSi Mantra 3” ; • comprehensive suite of surgical instruments , which support a variety of surgical procedures, including robotic cardiac surgery ; and • AI - and XR - driven imaging, training and simulation platform . • Our vision: to continuously improve and deploy our technologically - advanced , cost - effective surgical robotic systems, while maintaining affordability and accessibility for the benefit of a larger segment of patients globally. • We are backed by a team of leading surgical robotics experts and seasoned medical technology executives. • We are a rapidly growing American company with Indian roots, expanding globally and preparing for our strategic entry into Europe and the United States . 4,000+ Multi - Specialty Surgeries 93 SSI Mantra Systems Installed 75 Hospitals 100+ Validated Surgical Procedures 9 Surgical Specialities 200+ Robotic Cardiac Surgeries 16 Tele Surgeries 0 Complications Injuries Mortalities 3 © 2025 SS INNOVATIONS INTERNATIONAL, INC. Estimated data up to April 30, 2025, except for surgeries and systems installed as of June 2025

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 4 Snapshot of SS Innovations (Continued) Headquarters Gurugram, India US Office New York, NY Employees (4/15/25) 378 Year Founded 2019 Year Merged with Avra Medical 2023 Ticker SSII Exchange Nasdaq Shares Out (5/13/25) 193.6 mm Recent Price (5/29/25) $6.03 Market Cap (5/29/25) $1.2 bn Insider Ownership (4/14/25) 76.5% 1585 1191 589 213 213 123 54 50 5 General Surgery Cardiac Thoracic Urology Colorectal Head & Neck Gynecology Gastrointestinal Breast and Plastic 4,023 Total Surgeries to Date 1 1 Estimated data as of May 2025 $5.9 $20.6 2023 2024 Annual Revenue (in US millions) 24 78 As of 3/31/24 As of 3/31/25 Systems Installed (cumulative data)

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 5 Investment Highlights and Agenda • Distinguished Leadership and Board with Proven Track Record in Surgical Robotics Technology • Advanced, Surgical Robotics Technology Platform Validated Clinically and Commercially • Differentiated Product Offering , Including Optimal Cost - Effectiveness and Cardiac Surgery Capabilities • Large and Growing Addressable Market with Favorable Industry Tailwinds • World - Class R&D and Manufacturing Facilities to Support Growth • Stronghold in India, Global Expansion Underway with Near - Term Catalysts Anticipated in the EU and US • Early Innings of Exponential Sales Growth, Expanding Margins and Increasing Mix of Recurring Revenue • Strategy to Deliver Long - Term, Sustainable Growth

Distinguished Leadership and Board with Proven Track Record in Surgical Robotics Technology



Sudhir Srivastava, MD, Founder, Chairman, CEO & Director

- Robotic Cardiac Surgeon
- Pioneered many of the world's first robotic cardiac procedures
- 40+ years of surgical experience; trained 350+ clinical teams
- 1,400+ robotic cardiac surgeries
- Trained 350+ clinical teams
- University of British Colombia, University of Chicago, Alliance Hospital
- Owns 117,158,445 shares, or 58.9% of SSII shares outstanding[1]



Frederic Moll, MD, Vice-Chairman

- Former Chief Development Officer, J&J Medical Devices
- Founder, Intuitive Surgical, Hansen Medical, Auris Health
- Founder Partner, Sonder Capital Management
- Board Member, Procept Biorobotics, Neptune Medical, Moon Surgical
- Former Board Member, Shockwave Medical, Restoration Robotics, Intersect ENT
- Widely regarded as the "Father of Surgical Robotics"
- Owns 20,335,045 shares, or 10.2% of SSII shares outstanding[1]

INTUITIVE hansen MEDICAL auris SURGICAL ROBOTICS Johnson&Johnson

SSii © 2025 SS INNOVATIONS INTERNATIONAL, INC.

[1] As of 4/14/2025

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Distinguished Leadership and Board with Proven Track Record in Surgical Robotics Technology Vishwajyoti Srivastava, MD, Chief Executive Officer - APAC • Columbia University • International College of Robotic Surgeons Arvind Palaniappan, Interim Chief Financial Officer • Chartered Accountant, Institute of Chartered Accountants, England and Wales • Principal, Trogon Consulting • Various Executive Positions, Accenture Solutions (India) Barry Cohen, COO - Americas • Co - Founder, CEO and Director, Avra Medical Robotics • Former Director and President, Synalloy Corp. • Former Chairman of the Board, Wolverine Technologies, Inc. Tim Paul Adams, Board Member • Regional Operating Officer, Ascension • Former Regional CEO, Tenet Healthcare • Chairman, Tennessee Hospital Association Somashekhar SP, MD, Board Member • Robotic Surgeon • Global Director, Aster International Institute of Oncology Dr. Mylswamy Annadurai, Board Member • Former Director, Indian Space Research Organization (ISRO) 7 © 2025 SS INNOVATIONS INTERNATIONAL, INC.

Advanced Surgical Robotics Technology Platform SSi Mantra 3 Intellectual Property Granted 5 Utility patents 30 Design patents Estimated data up to March 31, 2025 8 © 2025 SS INNOVATIONS INTERNATIONAL, INC. 69 Filed patent applications Trademarks Filed: 124; Registered: 53 Improved Patient Experience Reduced Variabilities Lower Per Procedure Costs

Advanced Surgical Robotics Technology Platform SSi Mantra 3 - Surgical Command Center Ergonomic Open - Faced Console Large 3D 4K Monitor Large 2D Touch Monitor for System Controls and DICOM access Lightweight Magnetic Hand Controls Design Head Tracking Safety Feature Digital Ergonomics Control Tele Surgery and Tele Proctoring Enabled 9 © 2025 SS INNOVATIONS INTERNATIONAL, INC.

Advanced Surgical Robotics Technology Platform SSi Mantra 3 – Patient Side Robotic Arm Carts Modular Robotic Carts Freedom of Patient Docking 3/4/5 Patient Cart Connectivity Absolute Stability Parking Locks Smaller Individual Cart Footprint Advanced Touch Screen Controls Multi - Specialty Use Including Cardiac Surgery 10 © 2025 SS INNOVATIONS INTERNATIONAL, INC.

Advanced Surgical Robotics Technology Platform

SSi Mantra 3 – Vision Cart



Large 3D 4K Monitor for OR Staff

Inbuilt Multimedia Recording, Playback and Streaming

Articulating Endoscope and Camera System

Pre-Operative Guidance Software

UPS Backup

E-Stop Safety Features

Standard
5 Robotic Arms
Connectivity Control Box

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Advanced Surgical Robotics Technology Platform

SSi Mudra – Multi Specialty Robotic Instruments

40+
Types of Instruments

7 Degrees of Freedom Articulating Robotic Instruments

10 Use
Life Cycle per Instrument

20+
Cardiac Specialty Instruments

Novel Instrument:
Automated Coronary Anastomotic Connector*



Novel Instrument:
Multi-Fire Clip Applier*



Advanced Instruments:
Selicut Harmonic



Advanced Instruments:
ExpertSeal Vessel Sealer



Advanced Instruments:
Anastoflex Stapler





* Under Development

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Advanced Surgical Robotics Technology Platform SSi Mudra – Cardiac Robotic Instruments 20+ Cardiac Specialty Instruments* Robotic Cardiac Surgery Potential Only company in the world actively advocating for robotic cardiac surgery Untapped market potential in automated coronary artery bypass surgery 190+ complex robotic cardiac surgeries performed with the SSI Mantra * Some Instruments are currently under development and will be available in the future 13 © 2025 SS INNOVATIONS INTERNATIONAL, INC.

Advanced Surgical Robotics Technology Platform

SSi Maya – Enhancing Surgical Capabilities with Mixed Reality and AI Enabled Technologies

SSI MAYA™

SSi Guru

XR Tele Proctoring System

- Mixed Reality Headset
- Portable 3D Surgery Viewer
- Interactive Virtual Screens
- CDSCO Approved
- Virtual Tele Illustration Feature
- Proctored over 1200 miles under 400 ms latency

AR Smart Glasses*

3D Visualization System

- 3D HD 1080p vision
- Variable IPD adjustments
- Direct from endoscope video signal processing
- IMU based head tracking

Cognitive Skill Simulator*

A different approach to train surgeons

- Overlaid instruments tracking
- Guided procedure steps
- Trains cognition and muscle memory
- Enhancing motor skills through repetition
- Console and VR based learning system






Fasciotomy in Progress

Mixed reality-powered and AI-enabled technologies for better training, visualization, and simulation for the entire surgical team.

SSii
© 2025 SS INNOVATIONS INTERNATIONAL, INC.

* Under Development

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Feb 2025 - SSI HQ – Gurugram, India Manipal Hospital – Jaipur, India 177 miles Mar 2025 - SSI HQ – Gurugram, India Aster CMI Hospital – Bengaluru, India 1,245 miles 15 © 2025 SS INNOVATIONS INTERNATIONAL, INC. Advanced Surgical Robotics Technology Platform World’s First Robotic Cardiac Tele Surgery

Advanced Surgical Robotics Technology Platform

SSI Mantra M – Tele Surgery Mobile Unit

SSI MANTRA M

Enhances remote surgical access and empowers underserved communities through tele-surgery, surgical education, mentoring, and real-time data insights.

Unveiled at the Second Global SS Innovations Multi-Speciality Robotic Surgery Conference 2025, on March 8th in India

Decentralizing and Democratizing access to Robotic surgery to global communities

Equipped with the SSI Mantra 3 Surgical Robotic System and MantraSync Tele-Surgery platform




SSinnovations
Improving Lives Through Innovation and Care

SSii © 2025 SS INNOVATIONS INTERNATIONAL, INC.

* Under Development

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Advanced Surgical Robotics Technology Platform SSI Sutra – Centralized Data Registry System Centralized digital platform designed to document, analyze, and streamline surgical workflows, clinical data, and procedural insights across the SSI Mantra robotic ecosystem. * Under Development 17 © 2025 SS INNOVATIONS INTERNATIONAL, INC.

Differentiated Product Offering, Including **Optimal Cost-Effectiveness** and **Cardiac Surgery Capabilities**

SS Innovations Advantages versus Leading Brand

Feature	Benefit	SSII	Leading Brand
Surgeon Command Center			
Open Face Console	Ergonomic posture optimizes surgeon comfort and performance	Yes	No
Large 3D 4K Monitor	High resolution 3D video for accurate depth perception	Yes	No
Large 2D Touch Controls Monitor	Large secondary visual interface to access system controls and data	Yes	No
Hand and Foot Controls Visibility	Open console feature enables clear visibility of physical controls for better precision	Yes	No
Instant Operating Room Visibility	Better communication with support staff and patient access	Yes	No
Lightweight Magnetic, Ergonomic Hand Controls	Newer technology with completely free range of motions without mechanical restrictions	Yes	No
Hand Controls Safety	Disables system controls when surgeon disengages hand controls	Yes	No
Patient Side Console			
Modular Carts	Ease of multi-quadrant accessibility	Yes	No
5 Arm System	Enabling instrumentation for surgeon's use in complex cases (cardiac)	Yes	No
Robotic Arm Configuration Flexibility	Use of 3-5 arms based on surgical and cost requirements	Yes	No
Vision Cart			
Large 3D 4K Monitor for Staff	High resolution 3D video for accurate depth perception for surgical assistance	Yes	No
In-Built Recording System	Records intra-operative surgery videos for data analysis and training	Yes	No
Articulating 3D Endoscope	Reduces the need for multiple rigid endoscopes	Yes	No
Instruments			
Cardiac Stabilizer	Instrument used for beating heart totally endoscopic coronary artery bypass surgeries	Yes	No
Articulating Reusable Vessel Sealer	Wristed and cost effective	Yes	No
Enabling Technologies			
Tele-Surgery	Enabling true remote access surgery to provide gold-standard robotic surgery from experts	Yes	No
3D XR DICOM	Enabling mixed reality technologies to visualize patient data	Yes	No
Other			
Relative Cost Effectiveness	Approximately 1/3rd the cost of competing systems	Yes	No
Cardiac Surgery Capabilities	Full spectrum robotic cardiac surgery, including beating heart TECAB with SSI stabilizer	Yes	Limited

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Large and Growing Addressable Market with Favorable Industry Tailwinds Market Expected to Increase from $5.1 Billion in 2024 with a CAGR of 11.7% to $15.5 Billion in 2034 1 No. of Multiport Surgical Robotic Systems Geography 6000+ North America 120+ South America 1500+ Europe 570+ Japan 350+ China 290+ India 70+ Australia 10+ Africa 50+ Middle East Largest Market Fastest Growing Market 5.12 15.52 2024 19 © 2025 SS INNOVATIONS INTERNATIONAL, INC. 1. https:// www.factmr.com/report/robotic - surgery - market 2034 US$ Billions

Large and Growing Addressable Market with Favorable Industry Tailwinds Accelerated Global Adoption of Robotic Surgery Macro Trends • Large under - penetrated markets such as India, China, and other high - growth economies with rising incomes • Increase in healthcare spending and health insurance in under - penetrated markets Technology Innovation and enhanced capabilities make next - generation systems versatile across a broad spectrum of surgeries Demographics Aging global population driving increased need for surgical interventions Disease Burden Growing incidence of chronic and lifestyle diseases Workforce Challenges Helps address Increasing shortage of trained healthcare workers, by reducing labor intensity across each care episode Economics Improved economics for providers and payers Patient Benefits Reduced patient trauma, shorter recovery times, and enhanced patient outcomes Surgeon Benefits Ergonomic systems reduce staff fatigue and enhanced training pathways across varying skill level improves adoption Hospital Benefits Improved resource utilization, increased revenue, reduced cost with lower complication rates and shorter lengths of stay 5.5 11.1 8.8 25 20 15 10 5 0 2020 2023 2024 2029 US$ Billions Global Surgical Robotics Market* 23.7 1.6 6.2 8 6 4 2 0 2020 2030 Surgery in Millions Surgeries Conducted by Robotic Systems is Expected to Grow 4x by 2030 SSI aims to accelerate access to surgical robotics in underserved regions of the world 20 © 2025 SS INNOVATIONS INTERNATIONAL, INC. https:// www.marketsandmarkets.com/Market - Reports/surgical - robots - market - 256618532.html

Large and Growing Addressable Market with Favorable Industry Tailwinds
Access to Robotic Surgery Remains Limited

Benefits of Robotic Surgery

- Greater Precision
- Minimal Blood Loss
- Faster Recovery
- 10x Magnified 3D vision
- Less Pain and Discomfort
- Reduced Surgeon Fatigue
- Smaller Incisions on Patients
- Reduced Risk of Infection

In the 20 Years Since Launch of Robotic Surgery, Access Remains Limited:

- Installed base largely limited to the US, EU and Japan
- 7 billion people have access to only 5% of installed systems
- Intuitive Surgical has ~10% of the global soft tissue procedure market

Key Challenges of Existing Systems

- High cost of acquisition and implementation
- Absence of trained personnel
- Unattractive economics for hospitals with lower volumes
- Lack of versatility and adaptability of systems and limited systems with multi-specialty capabilities

Key Population and Healthcare Data

	Share of Population	No. of Hospitals	No. of Hospital Beds (thousands)	Share of Da Vinci Systems
USA	4.2%	6,120	917	59.4%
EU	5.6%	15,000	2,300	18.8%
China	17.7%	36,570	8,000	4.0%
India	17.8%	70,000	1,858	1.6%
RoW	54.7%	37,310	4,925	16.2%

Source: Secondary Market Research

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Large and Growing Addressable Market with Favorable Industry Tailwinds

Unmet Needs and Accessibility Challenges Support Our Foundational Market in India

~1.4 Billion Population

~**70,000** Hospitals in India

~1.9 Million Beds

~26,000 Large Hospitals With **150+** beds

700+ Medical Colleges

~**60,000** Robot Assisted Surgeries have been performed in India as of 2024

Since 2002, Only **296 Surgical Robotic Systems*** for a population of 1.458 billion

~**1500** Trained Robotic Surgeons in India

Of which

4,000+ Robot Assisted Surgeries performed in India as of May 2025 on the SSI Mantra

93 Surgical Robotic Systems are SSI Mantra (1/3rd the Installation base)

700+ Robotic Surgeons trained on the SSI Mantra

© 2025 SS INNOVATIONS INTERNATIONAL, INC.

* Source : Independent Market Research
Estimated data up to March 31, 2025, except for surgeries and systems installed, which are as of June 2025

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© 2025 SS INNOVATIONS INTERNATIONAL, INC. 23 World - Class R&D and Manufacturing Facilities to Support Growth Cost - Effective, State - of - the - Art R&D and Manufacturing Facilities in India R&D, Manufacturing, Assembly, and Operations in Gurgaon, Delhi National Capital Region (India) Proximity to New Delhi International airport with excellent connectivity with all parts of the world 75,000 Sq ft space spread over three floors 20 Systems per month Current Production Capacity Manpower as of 4/15/25: 378 Manufacturing expansion plans with inhouse CNC and Tooling machines Data as of March 27, 2025, unless noted otherwise

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 24 Stronghold in India, Global Expansion Underway with Near - Term Catalysts Anticipated in the EU and US SS Innovations vs Competitor Installations in India* Launch Date Company August 2022 SS Innovations September 2021 Medtronic October 2019 CMR December 2002 Intuitive 45 3 2 47 System Installations in 2024 Intuitive CMR Medtronic SSi * Source : Independent Market Research Estimated data up to March 31, 2025 192 8 41 80 0 50 100 150 200 250 Cumulative System Installations in India (as of March 31, 2025)

Stronghold in India, Global Expansion Underway with Near - Term Catalysts Anticipated in the EU and US Global Expansion - Quality and Regulatory Approvals India CDSCO Nepal Ecuador Guatemala Philippines Indonesia Ukraine Colombia Sri Lanka US FDA EU CE EN ISO 13485 In 2024, SS Innovations generated approximately 92% of its revenue from India . We expect the percent of total revenue coming from the rest of the world to significantly expand from 8% in 2024. 25 © 2025 SS INNOVATIONS INTERNATIONAL, INC.

Stronghold in India, Global Expansion Underway with Near - Term Catalysts Anticipated in the EU and US EU CE Mark - Estimated Timeline Route of conformity to Notified body Certification EN ISO 13485 Completed Stage 1 Audit Desktop April 2025 Stage 2 Audit On Site June 2025 CE Marking Nov/Dec 2025* Initial Review - Application and Technical File March 2025 Notified body - Szutest, Germany Current Stage 26 © 2025 SS INNOVATIONS INTERNATIONAL, INC. * Dependent on the outcome of the review process

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 27 Stronghold in India, Global Expansion Underway with Near - Term Catalysts Anticipated in the EU and US US FDA – Estimated Timeline FDA Q Sub Regulatory Strategy Feedback, Biocompatibility, Reprocessing 2024 Current Stage De Novo Classification Request dossier preparation* De Novo Submission July 2025 Market Clearance Mar/April 2026*** De Novo Initial Feedback (Deficiency letter) 30 Days * Animal Acute and Chronic Studies, Human factor validation in the US, Retrospective study (Real world evidence), Cybersecurity ** The clinical trial protocols have been drafted if additional trials are required by the US - FDA *** Dependent on the outcome of the review process Clinical Trials US/ OUS**

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 28 Early Innings of Exponential Sales Growth, Expanding Margins and Increasing Mix of Recurring Revenue $5.9 $20.6 2023 2024 Annual Revenue ($ millions) Gross Margin (%) Recurring Revenue 1 (%) 12.35% 40.93% 2023 2024 94% 6% $20.6 mm Revenue 2024 Systems/Other Recurring 1 Recurring revenues from sales of instruments, accessories and services.

Strategy to Deliver Long - Term, Sustainable Growth Emphasis on Organic Growth 29 © 2025 SS INNOVATIONS INTERNATIONAL, INC. Continuously Improve and Innovate Our Top - Tier Robotics Platform through New Product Development and Enhanced Technology . Maintain Stronghold in India , Grow in Select Underserved Countries with Low Penetration and Cost Barriers, and Pursue Established Markets . Focus on Large Multi - Specialty Hospitals • Secure Initial Placements • Expand # of Physicians using Mantra 3 • Increase System Utilization at Each Hospital • Place Additional Systems at Each Hospital (Go Deeper) Target Leading Surgeons and Thought Leaders to Raise Awareness and Encourage Widespread Adoption • Indian Medical Advisory Board • International Advisory Board • Medical Conferences • Robotic Surgery Training Programs • Strategic Partners (e.g., Johns Hopkins) Communicate Benefits • Advanced Technology • Low Cost • Ease of Training • Improved Patient Outcomes • Differentiated Features (e.g., Cardiac)

Conclusions 30 © 2025 SS INNOVATIONS INTERNATIONAL, INC. • Distinguished Leadership and Board with Proven Track Record in Surgical Robotics Technology • Advanced, Surgical Robotics Technology Platform Validated Clinically and Commercially • Differentiated Product Offering , Including Optimal Cost - Effectiveness and Cardiac Surgery Capabilities • Large and Growing Addressable Market with Favorable Industry Tailwinds • World - Class R&D and Manufacturing Facilities to Support Growth • Stronghold in India, Global Expansion Underway with Near - Term Catalysts Anticipated in the EU and US • Early Innings of Exponential Sales Growth, Expanding Margins and Increasing Mix of Recurring Revenue • Strategy to Deliver Long - Term, Sustainable Growth

Financial Summary 31 © 2025 SS INNOVATIONS INTERNATIONAL, INC. Three Months Ended Twelve Months Ended SS Innovations March 31, 2025 March 31, 2024 December 31, 2024 December 31, 2023 Statement of Operations 5,120,610 3,637,693 20,649,528 5,875,314 Revenue 1,087,208 728,182 8,452,366 725,528 Gross Profit 21.2% 20.0% 40.9% 12.3% Gross margin (5,921,853) (9,832,319) (18,975,962) (20,273,984) Operating income (loss) (5,681,353) (9,841,753) (19,151,197) (20,878,292) Net income (loss) $(0.03) $(0.06) $(0.11) $(0.14) Diluted EPS 188,599,859 181,609,691 181,203,673 152,069,825 Diluted shares March 31, 2025 Balance Sheet 15,873,217 Cash 47,619,943 Current assets 63,456,961 Total assets 14,996,713 Current liabilities - Long term debt 40,554,290 Total stockholders' equity

www.ssinnovations.com investors@ssinnovations.org Investor Contact: Kalle Ahl, CFA (303) 953 - 9878 kahl@theequitygroup.com 32 © 2025 SS INNOVATIONS INTERNATIONAL, INC.